UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 20, 2007

Horne International Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50373	90-0182158
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2677 Prosperity Avenue, Suite 300, Fairfax, Virginia		22031
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-641-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02 Unregistered Sales of Equity Securities.

On March 12, 2007, Horne International, Inc. (the "Company") filed a report stating that the Company had issued unregistered shares of common stock to Louis T. Rogers and Marilyn G. Rogers pursuant to a Stock Purchase and Sale Agreement dated January 28, 2005, related to the acquisition of Coast Engine and Equipment Company, Inc. Said report contained a typographical error. The report stated that the Company issued 508,882 shares of common stock. The actual number of shares issued was 501,882.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Horne International Inc.

March 20, 2007	By:	Michael M. Megless

Name: Michael M. Megless
Title: Chief Financial Officer